EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Bruce Rohde, Chairman and Chief Executive Officer of ConAgra Foods, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that ConAgra Foods Inc.’s Quarterly Report on Form 10-Q for the quarter ended February 23, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of ConAgra Foods, Inc.

April 4, 2003

/s/ Bruce Rohde
Bruce Rohde
Chairman and Chief Executive Officer

I, James P. O’Donnell, Executive Vice President, Chief Financial Officer and Corporate Secretary of ConAgra Foods, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that ConAgra Foods Inc.’s Quarterly Report on Form 10-Q for the quarter ended February 23, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of ConAgra Foods, Inc.

April 4, 2003

/s/ James P. O’Donnell
James P. O’Donnell
Executive Vice President, Chief Financial Officer and Corporate Secretary

A signed original of this written statement required by Section 906 has been provided to ConAgra Foods, Inc. and will be retained by ConAgra Foods, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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